                       TCW/DW LATIN AMERICAN GROWTH FUND
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    The ability of the Latin American countries to weather the crisis of confidence generated by the sudden devaluation of the Mexican peso last December has begun to renew domestic and foreign investor interest in the region's equity markets. Despite first quarter losses in all of the major Latin American equity markets (the result of continuing uncertainties in Mexico and fears that similar pressures could surface throughout the region), all of the markets posted second quarter gains. These gains were stimulated by local events such as the reelections of Presidents Menem (Argentina) and Fujimori (Peru), increasing foreign direct investment, improved trade balances throughout much of the region and renewed privatization efforts in Brazil, Mexico and Peru.

PERFORMANCE

    For the six-month period ended July 31, 1995, TCW/DW Latin American Growth Fund registered a disappointing -5.67 percent total return, versus a total return of 3.51 percent for the International Finance Corporation's Latin America Investable Total Return Index. Given the uncertainty surrounding the Latin American markets in the early part of the fiscal year, a significant cash position was established, which contributed to the Fund's underperformance once the markets rebounded. Performance was also hampered by an underweighting in certain "blue-chip" stocks, which led the Latin American equity market resurgence. As of July 31, 1995 the Fund had net assets in excess of $276 million, with 98 percent invested in Latin American securities and the remainder in cash.

THE MARKETS

MEXICO

    In terms of equity market performances, the Mexican equity market rose nearly 8 percent in U.S. dollar terms, between January 31, 1995 and July 31, 1995. Investor confidence has gradually increased as the country's economic stabilization program -- which has included a gradual reduction in monthly inflation and a sharp improvement in the trade balance. The trade surplus during the first six months of 1995 was $3.1 billion, compared to an $8.8 billion deficit during the first half of 1994. Stabilization has allowed Mexico to return to the international capital markets through several successful government bond placements. Overall, however, Mexico is still struggling with declining industrial production and rising unemployment, which reached a record of nearly 7 percent in May.

    In response to these developments, the Fund's weighting in Mexico was increased from approximately 24 percent of net assets on January 31, 1995 to nearly 32 percent as of July 31, 1995. The Fund's primary focus in Mexico has been on the exporters, such as Alfa, Tamsa and San Luis, which have been beneficiaries of the peso devaluation. The Fund has also maintained significant exposure in "blue-chip" companies, such as Grupo Carso and Kimberly Clark, which have consistently demonstrated their ability to gain market share through aggressive cost cutting and competitive pricing.

BRAZIL

    The Brazilian equity market declined more than 10 percent in U.S. dollar terms during the past six months. An upward revision of first quarter 1995 real (adjusted for inflation) gross domestic product (GDP)
growth to nearly 11 percent compared to the same period last year was Brazil's strongest in 15 years, causing concern among monetary authorities that such strong growth would lead to renewed inflation and a prolonged trade deficit. Therefore, credit has been very tight in Brazil, resulting in declining industrial production. On the positive side, tight credit has also led to strong capital inflows and an increase in international reserves. In light of this environment, the Fund's investment adviser, TCW Funds Management, Inc. (TCW), does not expect economic activity to continue at its current pace for the entire year and expects that GDP growth for the year is likely to be closer to 5.50 percent.

    The Fund's Brazilian exposure was reduced from approximately 43 percent of net assets on January 31, 1995 to approximately 36 percent on July 31, 1995. Despite this decrease in exposure, Brazil remains the Fund's largest country weighting because the investment adviser believes that state-owned companies are undervalued and have significant opportunity for price increases assuming the Brazilian government continues its program of political reforms. Real interest rates in Brazil are very high (25 to 30 percent) and a loosening of monetary policy is expected to occur once the economy is deindexed (that is, no longer formally tied to movements in the rate of inflation). As of July 31, 1995, state-owned companies, such as Telebras, Electrobras, Telesp, Petrobras and CVRD accounted for approximately 50 percent of the Fund's Brazilian investments.

ARGENTINA

    In Argentina, the equity market appreciated approximately 5 percent in U.S. dollar terms, attributable primarily to inflows of capital which had left the market after the Mexican financial crisis. Export growth remained very strong during the first half of 1995, increasing 44 percent over the same period last year. However, exports represent only about 5 percent of Argentina's GDP and, thus, can not revitalize Argentina's economy alone. The reelection of President Menem may create the political environment necessary to reform outdated labor laws, which have contributed to an uncompetitive economy and record unemployment. The sluggishness of the economy (which, at less than 3 percent for the first quarter of 1995, grew below market expectations during the first half of 1995) will make government tax collection and fiscal budget targets difficult, if not impossible, to meet, creating additional pressures for labor reform.

    At the end of July, the Fund had 11 percent of its net assets in Argentina, up from nearly 8 percent at the end of January. This increase is attributable to the investment adviser's expectation that capital inflows to Argentina will continue to increase and stock valuations are low. The Fund's investments in Argentina are focused on companies with strong growth potential, such as those in the oil, gas and agriculture industries, as well as recently privatized companies, which continue to make productivity gains. Representative companies include Perez Companc, YPF, Telefonica Argentina, Telecomm Argentina and Molinos.

CHILE

    The Chilean equity market generated the region's second-greatest total return, rising 16 percent, in U.S. dollar terms, during the past six months. The market reacted favorably to central bank moves to liberalize the financial sector, which included raising the limit on the equity exposure of Chilean pension funds, cutting interest rates and reducing the further appreciation of the Chilean peso by discouraging continued foreign capital inflows. The market declined in July, however, as investors who had invested in Chile earlier in the year reallocated assets to other countries. In spite of this, the fundamental news in Chile is positive, led by strong economic growth, a continued downward trend in inflation, continued growth in retail sales and indications by the Deputy U.S. Trade Representative that formal negotiations regarding Chile's entry into the North American Free Trade Agreement (NAFTA) would begin soon.

    As of July 31, 1995, the Fund held 7 percent of its net assets in Chile, up from approximately 4 percent on January 31, 1995. The Chilean bellweather company CTC was one of the Fund's largest Chilean holdings. Investments in electric utility companies, which are expanding throughout Latin America, accounted for approximately 35 percent of the Fund's Chilean investments. Because of the investment adviser's expectation of broad-based economic growth, the portfolio also included consumer, industrial and bank stocks.

PERU

    The Peruvian equity market increased nearly 38 percent, in U.S. dollar terms during the first half of the Fund's current fiscal year. This impressive performance is attributable primarily to President Fujimori's landslide reelection victory in April and his party's strong showing in congressional elections. This has led to increased investor confidence in Peru's political and economic programs. According to the investment adviser, economic growth appears strong, growing at a more sustainable pace of approximately 9 percent, compared to 13 percent at the same time last year.

    As of July 31, 1995, the Fund held 5 percent of its net assets in Peru, up from approximately 2 percent on January 31, 1995. Earnings growth prospects continue to remain strong for the Fund's largest holdings, which include Telefonica del Peru, Banco de Credito and Backus & Johnston, a brewer.

COLOMBIA

    During the last six months, the Colombian equity market declined nearly 20 percent, in U.S. dollar terms. The main reason for this market's tumble was concern over a slowdown in economic growth brought on by high real interest rates.

    As of July 31, 1995, the Fund held nearly 7 percent of its net assets in Colombia, up from approximately 4 percent on January 31, 1995. With the exception of the exporters, which have been hurt by the strong Colombian peso, the Fund maintains broad-based exposure to the market, including such blue-chip names as Banco de Bogota, Suramericana and Cementos Argos.

LOOKING AHEAD

    If the region's governments are able to continue building foreign and domestic investor confidence through further economic liberalization and improved fiscal responsibility, TCW is optimistic that positive stock market performance will continue over the longer term. Further, because Latin American exports represent only approximately 4 percent of the world's total exports, the slowdown in the U.S. economy is not expected to substantially impact the growth of Latin American exports. The Fund's investment adviser will continue to monitor economic and political developments carefully.

    We appreciate your support of TCW/DW Latin American Growth Fund and look forward to continuing to serve your financial needs.

                                          Very truly yours,

                                                [SIGNATURE]
                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                             VALUE
---------------                                    -------------
                 COMMON AND PREFERRED STOCKS (98.2%)
                 ARGENTINA (11.0%)
                 AUTOMOTIVE
        122,800  Ciadea S.A......................  $     460,546
                                                   -------------
                 BANKS
         13,900  Banco de Galicia y Buenos Aires
                   S.A. (ADR)....................        248,463
         44,700  Banco Frances del Rio de la
                   Plata S.A. (ADR)..............        938,700
                                                   -------------
                                                       1,187,163
                                                   -------------
                 BUILDING & CONSTRUCTION
         98,100  Juan Minetti S.A................        313,951
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         57,300  Buenos Aires Embotelladera S.A.
                   (ADR).........................      1,425,338
        160,966  Molinos Rio de La Plata S.A.*...      1,159,071
         77,410  Nobleza Piccardo S.A............        340,638
                                                   -------------
                                                       2,925,047
                                                   -------------
                 METALS & MINING
        385,800  Acindar Ind Argentina S.A.......        242,307
                                                   -------------
                 MULTI-INDUSTRY
      1,391,976  Companhia Naviera Perez Compac
                   S.A.C.F.I.M.F.A...............      6,737,838
                                                   -------------
                 OIL & GAS
        559,610  Astra Cia Argentina de Petro....        996,205
        122,300  Transportadora de Gas del Sur
                   S.A. (ADR)....................      1,375,875
                                                   -------------
                                                       2,372,080
                                                   -------------
                 OIL RELATED
        378,240  Commercial Del Plata............      1,006,219
        383,500  Yacimientos Petroliferos
                   Fiscales S.A. (ADR)...........      6,663,313
                                                   -------------
                                                       7,669,532
                                                   -------------
                 PAPER & FOREST PRODUCTS
         85,645  Fiplasto S.A.*..................        205,569
                                                   -------------
                 REAL ESTATE
        235,300  Inversiones y Representacion
                   S.A. (Class B)................        560,070
                                                   -------------
                 TELECOMMUNICATIONS
        298,903  Telecom Argentina S.A...........      1,479,718
         30,400  Telecom Argentina S.A. (ADR)....      1,508,600
        175,425  Telefonica   de  Argentina  S.A.
                   (ADR).........................      4,736,475
                                                   -------------
                                                       7,724,793
                                                   -------------
                 TOTAL ARGENTINA.................     30,398,896
                                                   -------------

    SHARES                                             VALUE
---------------                                    -------------
                 BELIZE (0.2%)
                 BANKING
         25,716  BHI Corporation.................  $     405,027
                                                   -------------
                 BRAZIL (35.6%)
                 AUTOMOTIVE
         91,375  Capco Automotive Products
                   Corp.*........................        696,734
      6,495,300  Iochpe Maxion S.A. (Pref.)......      2,084,053
                                                   -------------
                                                       2,780,787
                                                   -------------
                 BANKING
    489,156,084  Banco Bradesco S.A. (Pref.).....      4,342,241
      9,399,400  Banco Itau S.A. (Pref.).........      2,844,952
                                                   -------------
                                                       7,187,193
                                                   -------------
                 BREWERY
     16,380,900  Companhia Cervejaria Brahma
                   (Pref.).......................      5,501,179
        301,064  Companhia Cervejaria Brahma (New
                   Shares) (Pref.)...............         90,161
                                                   -------------
                                                       5,591,340
                                                   -------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
      2,998,700  Brasmotor S.A. (Pref.)..........        609,362
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
    127,137,939  Refrigeracao Parana S.A.........        263,794
         97,000  Souza Cruz S.A..................        710,642
                                                   -------------
                                                         974,436
                                                   -------------
                 MACHINERY - DIVERSIFIED
          3,190  Bardella Industrias Mecanicas
                   S.A. (Pref.)..................        460,588
                                                   -------------
                 METALS & MINING
     29,130,000  Caemi Mineracao e Metalurgra
                   S.A. (Pref.)..................      2,430,096
    103,195,000  Companhia Siderurgica Nacional..      2,194,135
     49,795,000  Companhia Vale do Rio Doce S.A.
                   (Pref.).......................      7,908,618
      3,146,200  Confab Industrial S.A.
                   (Pref.).......................      1,783,407
                                                   -------------
                                                      14,316,256
                                                   -------------
                 MULTI-INDUSTRY
      2,907,000  Itausa Investimentos  Itau  S.A.
                   (Pref.).......................      1,856,158
                                                   -------------
                 OIL & GAS
     58,274,000  Copel...........................        423,811
                                                   -------------
                 OIL REFINERIES
     43,945,000  Petroleo Brasileiro S.A.
                   (Pref.).......................      4,089,000
                                                   -------------

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1995 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    SHARES                                             VALUE
---------------                                    -------------
                 OIL RELATED
    273,939,800  Companhia Brasileira de
                   Petrobras Ipiranga (Pref.)....  $   3,017,733
      1,293,900  Copene-Petroquimica do Nordeste
                   S.A. (Pref.)..................        860,755
                                                   -------------
                                                       3,878,488
                                                   -------------
                 PAPER & FOREST PRODUCTS
        211,993  Aracruz Celulose S.A. (ADR).....      2,596,914
         72,133  Aracruz Celulose S.A. (Pref.)...        179,754
      1,353,835  Industria Klabin de Papel e
                   Celulose (Pref.)..............      1,969,215
                                                   -------------
                                                       4,745,883
                                                   -------------
                 RETAIL - DEPARTMENT STORES
     15,000,000  Lojas Americanas S.A. (Pref.)...        352,139
                                                   -------------
                 STEEL & IRON
  1,926,225,000  Usinas Siderurgicas de Minas
                   Gerais (Pref.)................      1,957,127
                                                   -------------
                 TELECOMMUNICATIONS
     49,422,000  Telecomunicacoes Brasileiras
                   S.A...........................      1,531,289
    358,443,140  Telecomunicacoes Brasileiras
                   S.A. (Pref.)..................     12,900,119
     78,275,300  Telecomunicacoes de Sao Paulo
                   S.A. (Pref.) (ADR)............     11,302,618
                                                   -------------
                                                      25,734,026
                                                   -------------
                 TEXTILES
      8,675,600  Companhia de Tecidos Norte de
                   Minas.........................      2,737,221
    662,300,000  Teka-Tecelagem Kuehnric S.A.
                   (Pref.).......................        942,095
                                                   -------------
                                                       3,679,316
                                                   -------------
                 UTILITIES - ELECTRIC
     19,372,338  Centrais  Electricas Brasileiras
                   S.A...........................      5,221,208
      1,500,000  Cia Paulista de Forca e Luz.....         80,214
        164,556  Companhia Energetica de Minas
                   Gerais (ADR) - 144A**.........      3,455,676
         77,290  Companhia Energetica de Sao
                   Paulo (ADR)...................      1,038,584
     31,826,403  Electrobras Cent El (Pref.).....      8,577,811
      4,148,000  Light Servicos de  Electricidade
                   S.A...........................      1,508,364
                                                   -------------
                                                      19,881,857
                                                   -------------
                 TOTAL BRAZIL....................     98,517,767
                                                   -------------
                 CHILE (7.1%)
                 BUILDING & CONSTRUCTION
         22,200  Madeco S.A. (ADR)...............        574,425
                                                   -------------
                 CHEMICALS
         13,850  Quimica   y  Minera  Chile  S.A.
                   (ADR).........................        623,250
                                                   -------------
                 FINANCIAL SERVICES
         95,100  A.F.P. Provida S.A. (ADR).......      2,639,025
                                                   -------------
    SHARES                                             VALUE
---------------                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         24,975  Compania Cervecerias Unidas S.A.
                   (ADR).........................  $     618,131
         22,050  Embotelladora Andina S.A.
                   (ADR).........................        749,700
         11,100  Santa Isabel S.A. (ADR).........        205,350
                                                   -------------
                                                       1,573,181
                                                   -------------
                 INVESTMENT COMPANIES
         46,705  Genesis Chile Fund (ADR)........      1,839,009
                                                   -------------
                 PAPER & FOREST PRODUCTS
        129,206  Maderas Y Sinteticos Sociedad
                   Anonima Masisa (ADR)..........      2,196,502
                                                   -------------
                 TELECOMMUNICATIONS
         40,675  Compania Telecomunicacion Chile
                   (ADR).........................      3,182,819
                                                   -------------
                 UTILITIES - ELECTRIC
        142,200  Chilgener S.A. (ADR)............      4,034,925
        111,104  Enersis S.A. (ADR)..............      2,847,040
                                                   -------------
                                                       6,881,965
                                                   -------------
                 TOTAL CHILE.....................     19,510,176
                                                   -------------
                 COLOMBIA (6.7%)
                 BANKING
         61,000  Banco Industrial Colombiano
                   (ADR).........................        861,625
                                                   -------------
                 BUILDING & CONSTRUCTION
        649,327  Cementos Argos S.A..............      5,483,206
        123,400  Cementos Diamante S.A. (ADR) -
                   144A**........................      2,637,675
         40,900  Cementos Paz Del Rio (ADR) -
                   144A**........................        608,388
                                                   -------------
                                                       8,729,269
                                                   -------------
                 FINANCIAL SERVICES
        282,646  Banco de Bogota.................      1,695,878
        139,480  Suramericana de Seguros S.A.....      3,053,062
                                                   -------------
                                                       4,748,940
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        171,052  Compania Nacional de
                   Chocolates....................      1,687,713
                                                   -------------
                 RETAIL
        428,100  Almacenes Exito.................      1,997,800
        309,634  Gran Cadena de Almacenes
                   Colombianos S.A...............        567,662
                                                   -------------
                                                       2,565,462
                                                   -------------
                 TOTAL COLOMBIA..................     18,593,009
                                                   -------------
                 MEXICO (31.7%)
                 AUTOMOTIVE
         62,340  Grupo Corporacion Industrial San
                   Luis (Units)++................      1,379,656
      4,896,000  Industria Automotriz S.A. (B
                   Shares)*......................      2,167,082
                                                   -------------
                                                       3,546,738
                                                   -------------

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1995 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    SHARES                                             VALUE
---------------                                    -------------
                 BANKING
      1,143,100  Grupo Financiero Inbursa S.A. (C
                   Shares).......................  $   3,654,172
                                                   -------------
                 BUILDING & CONSTRUCTION
      2,183,200  Grupo Cementos de Chihuahua S.A.
                   de C.V........................      1,825,298
                                                   -------------
                 BUILDING MATERIALS
      1,472,200  Cemex S.A. de C.V...............      6,057,741
                                                   -------------
                 CONGLOMERATES
      1,393,099  Grupo Carso S.A. de C.V.*.......      8,792,510
        796,241  Grupo Industria Alfa (A
                   Shares).......................     10,664,408
                                                   -------------
                                                      19,456,918
                                                   -------------
                 FOOD PROCESSING
        386,800  Grupo Industrial Bimbo S.A. de
                   C.V. (Series A)...............      1,724,748
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        778,400  Fomento Economico Mexicano S.A.
                   de C.V........................      2,092,748
        514,846  Gruma S.A. (B Shares)...........      1,559,730
      3,634,140  Grupo Industrial Maseca S.A. de
                   C.V. (B2 Shares)..............      2,710,711
        852,800  Jugos de Valle S.A. (B
                   Shares).......................      1,957,246
        191,770  Panamerican Beverages, Inc......      5,872,956
                                                   -------------
                                                      14,193,391
                                                   -------------
                 MEDIA GROUP
        153,500  Grupo Televisa S.A. (GDR).......      3,492,125
                                                   -------------
                 MULTI-INDUSTRY
        109,700  Desc S.A. (Series B)............        422,615
                                                   -------------
                 PAPER & FOREST PRODUCTS
        258,400  Kimberly-Clark de Mexico S.A. de
                   C.V. (A Shares)...............      3,367,672
                                                   -------------
                 RETAIL
      4,254,618  Cifra S.A. de C.V. (C Shares)...      5,231,088
                                                   -------------
                 STEEL & IRON
         67,000  Hylsamex S.A. de C.V. (ADR) -
                   144A**........................      1,172,500
        390,984  Tubos de Acero de Mexico S.A.
                   (ADR).........................      2,516,960
                                                   -------------
                                                       3,689,460
                                                   -------------
    SHARES                                             VALUE
---------------                                    -------------
                 TELECOMMUNICATIONS
        600,273  Telefonos de Mexico S.A. de C.V.
                   (Series L) (ADR)..............  $  19,809,009
                                                   -------------
                 TRANSPORTATION
        176,500  Transportacion Maritima Mexicana
                   S.A. de C.V. (Series A)
                   (ADR).........................      1,213,438
                                                   -------------
                 TOTAL MEXICO....................     87,684,413
                                                   -------------
                 PANAMA (0.9%)
                 BANKING
         62,400  Banco Latinoamericano de
                   Exportaciones S.A. (ADR)......      2,503,800
                                                   -------------
                 PERU (5.0%)
                 BREWERY
      1,211,217  Cerveceria Backus & Johnston....      2,396,293
                                                   -------------
                 DISTRIBUTION
        342,418  Enrique Ferreyros S.A...........        529,639
                                                   -------------
                 EXPLOSIVES
        288,300  Explosivos S.A..................      1,387,055
                                                   -------------
                 FINANCIAL SERVICES
      1,630,159  Banco de Credito del Peru.......      3,115,187
                                                   -------------
                 METALS & MINING
         96,005  Companhia de Minas Buenaventura
                   (C Shares)....................        561,612
                                                   -------------
                 TELECOMMUNICATIONS
      3,151,993  CPT-Telefonica de Peru S.A. (B
                   Shares).......................      5,881,642
                                                   -------------
                 TOTAL PERU......................     13,871,428
                                                   -------------
                 VENEZUELA (0.0%)
                 UTILITIES - ELECTRIC
         18,609  Electricidad de Caracas.........         19,973
                                                   -------------
TOTAL COMMON AND PREFERRED STOCKS
  (IDENTIFIED COST
  $300,371,136)(A).................       98.2%  271,504,489
CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES......................        1.8     5,002,119
                                         -----   -----------
NET ASSETS.........................      100.0%  $276,506,608
                                         -----   -----------
                                         -----   -----------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
GDR  GLOBAL DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY STOCKS WITH ATTACHED WARRANTS.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $303,983,059; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $18,808,664 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $51,287,234, RESULTING IN NET UNREALIZED DEPRECIATION OF $32,478,570.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JULY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS
------------------------------  -----------  -------------
Automotive....................  $ 6,788,071          2.5%
Banking.......................   14,611,817          5.3
Banks.........................    1,187,163          0.4
Brewery.......................    7,987,633          2.9
Building & Construction.......   11,442,943          4.1
Building Materials............    6,057,741          2.2
Chemicals.....................      623,250          0.2
Conglomerates.................   19,456,918          7.1
Distribution..................      529,639          0.2
Electronic & Electrical
  Equipment...................      609,362          0.2
Explosives....................    1,387,055          0.5
Financial Services............   10,503,152          3.8
Food Processing...............    1,724,748          0.6
Food, Beverage, Tobacco &
  Household Products..........   21,353,768          7.7
Investment Companies..........    1,839,009          0.7
Machinery - Diversified.......      460,588          0.2
Media Group...................    3,492,125          1.3
Metals & Mining...............   15,120,175          5.5
Multi-Industry................    9,016,611          3.3
Oil & Gas.....................    2,795,891          1.0

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS
------------------------------  -----------  -------------
Oil Refineries................  $ 4,089,000          1.5%
Oil Related...................   11,548,020          4.2
Paper & Forest Products.......   10,515,626          3.8
Real Estate...................      560,070          0.2
Retail........................    7,796,550          2.8
Retail - Department Stores....      352,139          0.1
Steel & Iron..................    5,646,587          2.0
Telecommunications............   62,332,289         22.5
Textiles......................    3,679,316          1.3
Transportation................    1,213,438          0.4
Utilities - Electric..........   26,783,795          9.7
                                -----------          ---
                                $271,504,489        98.2%
                                -----------          ---
                                -----------          ---

                                              PERCENT OF
TYPE OF INVESTMENT                 VALUE      NET ASSETS
------------------------------  -----------  -------------
Common Stocks.................  $190,180,751        68.8%
Preferred Stocks..............   79,944,082         28.9
Units.........................    1,379,656          0.5
                                -----------          ---
                                $271,504,489        98.2%
                                -----------          ---
                                -----------          ---

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
JULY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $300,371,136)...........  $271,504,489
Cash.......................................    5,224,661
Receivable for:
  Investments sold.........................    3,220,066
  Dividends................................      426,096
  Shares of beneficial interest sold.......      340,663
  Interest.................................       21,292
Deferred organizational expenses...........       94,791
Prepaid expenses...........................       50,016
                                             -----------
        TOTAL ASSETS.......................  280,882,074
                                             -----------
LIABILITIES:
Payable for:
  Investments purchased....................    2,932,671
  Shares of beneficial interest
    repurchased............................      405,814
  Management fee...........................      343,413
  Plan of distribution fee.................      239,143
  Investment advisory fee..................      228,942
Accrued expenses...........................      225,483
                                             -----------
        TOTAL LIABILITIES..................    4,375,466
                                             -----------
NET ASSETS:
Paid-in-capital............................  402,137,673
Net unrealized depreciation................  (28,869,845)
Accumulated undistributed net investment
  income...................................      151,245
Accumulated net realized loss..............  (96,912,465)
                                             -----------
        NET ASSETS.........................  $276,506,608
                                             -----------
                                             -----------
NET ASSET VALUE PER SHARE, 31,337,778
  shares outstanding (unlimited shares
  authorized of $.01 par value)............
                                                   $8.82
                                             -----------
                                             -----------

Statement of Operations
FOR THE SIX MONTHS ENDED JULY 31, 1995 (UNAUDITED)

NET INVESTMENT INCOME:
  INCOME
    Dividends (net of $469,414 foreign
      withholding tax).....................  $ 3,458,144
    Interest...............................      522,617
                                             -----------
        TOTAL INCOME.......................    3,980,761
                                             -----------
  EXPENSES
    Plan of distribution fee...............    1,297,494
    Management fee.........................      973,121
    Investment advisory fee................      648,747
    Transfer agent fees and expenses.......      393,937
    Custodian fees.........................      352,434
    Shareholder reports and notices........       44,875
    Professional fees......................       39,169
    Trustees' fees and expenses............       28,733
    Registration fees......................       24,485
    Organizational expenses................       19,412
    Other..................................       15,114
                                             -----------
        TOTAL EXPENSES BEFORE
          REIMBURSEMENT....................    3,837,521
        Less: Expenses Reimbursed (Note
        2).................................       (8,005)
                                             -----------
        TOTAL EXPENSES AFTER
          REIMBURSEMENT....................    3,829,516
                                             -----------
        NET INVESTMENT INCOME..............      151,245
                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    NET REALIZED LOSS ON:
      Investments..........................  (47,801,809)
      Foreign exchange transactions........     (484,586)
                                             -----------
        TOTAL LOSS.........................  (48,286,395)
                                             -----------
    NET CHANGE IN UNREALIZED DEPRECIATION
      ON:
      Investments..........................   30,589,145
      Net translation of other assets and
        liabilities denominated in foreign
        currencies.........................       45,541
                                             -----------
        TOTAL APPRECIATION.................   30,634,686
                                             -----------
        NET LOSS...........................  (17,651,709)
                                             -----------
        NET DECREASE.......................  $(17,500,464)
                                             -----------
                                             -----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              FOR THE SIX MONTHS    FOR THE YEAR
                                                                                     ENDED              ENDED
                                                                                 JULY 31, 1995       JANUARY 31,
                                                                                  (UNAUDITED)           1995
                                                                              -------------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................................     $     151,245      $  (5,488,643)
    Net realized loss.......................................................       (48,286,395)       (50,838,277)
    Net change in unrealized appreciation/depreciation......................        30,634,686       (131,066,806)
                                                                              -------------------  ---------------
        Net decrease........................................................       (17,500,464)      (187,393,726)
                                                                              -------------------  ---------------
  Distributions to shareholders from net realized gain......................          --               (8,954,749)
  Net increase (decrease) from transactions in shares of beneficial
  interest..................................................................          (766,982)       165,166,940
                                                                              -------------------  ---------------
        Total decrease......................................................       (18,267,446)       (31,181,535)
NET ASSETS:
  Beginning of period.......................................................       294,774,054        325,955,589
                                                                              -------------------  ---------------
  END OF PERIOD (including undistributed net investment income of $151,245
   and $0, respectively)....................................................     $ 276,506,608      $ 294,774,054
                                                                              -------------------  ---------------
                                                                              -------------------  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992.

    The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Adviser); (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (4) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income is recorded on the ex-dividend date except with respect for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily and includes accretion of discounts of certain short-term securities.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    D. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    E. OPTION ACCOUNTING PRINCIPLES--When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

        When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

    F. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    H. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $244,000 of which the Fund reimbursed InterCapital for the maximum amount of $200,000. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays its Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.72% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    If, in any fiscal year, the Fund's total operating expenses, exclusive of tax, interest, brokerage fees, distribution fees and extraordinary expenses, exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Manager and the Adviser will reimburse the Fund, on a pro-rata basis, for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis. For the six months ended July 31, 1995, such reimbursements amounted to $8,005.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million and 0.48% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION--Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses, of the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

    Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

    The Distributor has informed the Fund that for the six months ended July 31, 1995, it received approximately $658,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1995 aggregated $114,715,402 and $87,292,641, respectively.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At July 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $72,000.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                        FOR THE SIX MONTHS            FOR THE YEAR ENDED
                                                        ENDED JULY 31, 1995            JANUARY 31, 1995
                                                    ---------------------------  -----------------------------
                                                      SHARES         AMOUNT         SHARES         AMOUNT
                                                    -----------  --------------  ------------  ---------------
Sold..............................................    5,086,139  $   42,585,077    18,877,547  $   258,325,274
Reinvestment of distributions.....................      --             --             739,138        8,455,745
                                                    -----------  --------------  ------------  ---------------
                                                      5,086,139      42,585,077    19,616,685      266,781,019
Repurchased.......................................   (5,279,849)    (43,352,059)   (8,388,944)    (101,614,079)
                                                    -----------  --------------  ------------  ---------------
Net increase (decrease)...........................     (193,710) $     (766,982)   11,227,741  $   165,166,940
                                                    -----------  --------------  ------------  ---------------
                                                    -----------  --------------  ------------  ---------------

7. FEDERAL INCOME TAX STATUS--At January 31, 1995, the Fund had a net capital loss carryover of approximately $4,864,000 which will be available through January 31, 2003 to offset future capital gains to the extent provided by regulations. Capital or foreign currency losses incurred after October 31 within the taxable year ("post-October losses") are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $39,339,000 and $811,000, respectively, during fiscal 1995.

    At January 31, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Fund may enter into forward currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

    The Fund is also permitted to write covered call options on portfolio securities and certain foreign currencies to hedge against a decline in the value of a security or the underlying currency of such security.

    At July 31, 1995, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Fund's custodian.

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE SIX       FOR THE YEAR ENDED    FOR THE PERIOD
                                                       MONTHS ENDED         JANUARY 31,      DECEMBER 30, 1992*
                                                      JULY 31, 1995      ------------------       THROUGH
                                                       (UNAUDITED)         1995      1994     JANUARY 31, 1993
                                                    ------------------   --------  --------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............       $   9.35        $  16.05  $   9.56       $ 10.00
                                                         --------        --------  --------       -------
Net investment loss...............................       --                 (0.17)    (0.04)        (0.01)
Net realized and unrealized gain (loss)...........          (0.53)          (6.21)     6.68         (0.43)
                                                         --------        --------  --------       -------
Total from investment operations..................          (0.53)          (6.38)     6.64         (0.44)
Less distributions from net realized gain.........       --                 (0.32)    (0.15)      --
                                                         --------        --------  --------       -------
Net asset value, end of period....................       $   8.82        $   9.35  $  16.05       $  9.56
                                                         --------        --------  --------       -------
                                                         --------        --------  --------       -------

TOTAL INVESTMENT RETURN+..........................          (5.67)%(1)     (40.12)%    69.49%        (4.30)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................           2.95%(2)        2.87%     2.89%         3.08%(2)
Net investment income (loss)......................           0.12%(2)       (1.46)%    (0.90)%        (1.08)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........       $276,507        $294,774  $325,956       $69,611
Portfolio turnover rate...........................             36%(1)         145%      111%            1%(1)

--------------
 * COMMENCEMENT OF OPERATIONS.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
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TRUSTEES                                               TCW/DW
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo                             LATIN AMERICAN
John R. Haire                                       GROWTH FUND
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent                                     [GRAPHIC]
John L. Schroeder
Marc I. Stern
                                                  SEMIANNUAL REPORT
OFFICERS                                            JULY 31, 1995
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

Michael P. Reilly
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceeded or accompanied by an effective prospectus.